CONVERSION AGREEMENT

This Conversion Agreement dated September 28, 2007 (the "Agreement") is by and between Public Company Management Corporation., a Nevada corporation and its subsidiaries (collectively, the “Company”) and Stephen Brock, an individual (“Brock”).

WITNESSETH:

WHEREAS, from time to time, Brock has loaned the Company a net aggregate amount of $1,019,656.86 (the “Debt”) as provided in the schedule below:

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WHEREAS, Brock desires to convert the Debt at $1.00 per share into 1,019,657 restricted shares (the “Shares”) of common stock, par value $.001 per share (the “Common Stock”) of the Company in full satisfaction of the Debt;

WHEREAS, the Company desires to convert the Debt at $1.00 per share and issue the Shares to Brock in full satisfaction of the Debt;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Warranties and Representations of Brock. Brock warrants and represents to the Company that Brock (i) owns or has rights in the Debt free and clear of any claim whatsoever by any parties; (ii) has not pledged or encumbered the Debt in any manner; (iii) has granted no right, warrant, purchase option, or any other right which directly or indirectly affects the Debt; (iv) is aware that the Common Stock of the Company to be received upon conversion as provided in section 2 hereof will be restricted stock and will not be freely transferable by Brock and can only be transferred or sold at some later date pursuant to federal and state exemptions; (v) knows that no public market exists for the Shares and that Brock may not have the ability to liquidate the investment readily; (vi) is acquiring the Shares solely for the his own account for investment purposes only and not with a view towards their distribution within the meaning of the Securities Act of 1933 (the “Act”); (vii) has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Shares or which guarantees Brock any profit of or indemnifies Brock for any loss with respect to the Shares; (viii) has no plans to enter into any agreement or arrangement of that nature; (ix) understands that he must bear the economic risk of the investment for an indefinite period of time because he cannot sell or otherwise transfer the Shares in the absence of the registration provisions of all applicable securities acts; and (x) understands that the Company has no obligation to register the shares under any securities act.

2.
Conversion. Brock and the Company hereby irrevocably convert the net aggregate amount of $1,019,656.86 of Debt at $1.00 per share into 1,019,657 restricted Shares of Common Stock of the Company as of the date first written above. Brock represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Debt shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act. The Company shall issue a certificate or certificates for the number of Shares of Common Stock in the name of K. Brock and S. Brock General Partners Trustee of Brock Family Trust bearing the following restrictive legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”

3.	Miscellaneous.

(a)
Assignment. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

(b)
Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, excluding any provision which would require the use of the laws of any other jurisdiction.

(c)
Entire Agreement, Amendments and Waivers. This Agreement constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

(d)	Faxed Copies. For purposes of this Agreement, a faxed signature shall constitute an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

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“COMPANY”

Public Company Management Corporation

/s/ Trae O'Neil High
Trae O'Neil High, CFO

“BROCK”

/s/ Stephen Brock
Stephen Brock